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GreenPoint Manufactured
Housing Contract Trust
Pass Through Certificates
Series 1998-1

                                                     MONTHLY REPORT - COMBINED
Determination Date:                 12-May-99
Remittance Date:                    17-May-99
Month End Date:                     30-Apr-99
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
(a)         Class I A Distribution                                                                             5,787,393.03
            Amount                                                                                             3,230,079.53
(b)         Class I A Distribution
            Principal
                                 Scheduled Payments of                          607,599.27
                                 Principal
                                 Partial                                        160,442.42
                                 Prepayments
                                 Scheduled Principal Balance Principal        1,798,637.99
                                 Prepayment in Full
                                 Scheduled Principal Balance Liquidated         663,399.85
                                 Contracts
                                 Scheduled Principal Balance Repurchases              0.00

(c)         Class I A Interest                                                                                 2,557,313.50
            Distribution
            Class I A Interest                                                                                         0.00
            Shortfall

(d)         Class I A Remaining Certificate                                                                  459,283,288.40
            Balance
            Class II A Remaining Certificate                                                                 237,649,166.02
            Balance

(e)         Class II A Distribution                                                                            3,270,792.45
            Amount

(f)         Class II A Distribution                                                                            2,098,956.90
            Principal
                                 Scheduled Payments of                          276,066.75
                                 Principal
                                 Partial                                        141,088.62
                                 Prepayments
                                 Scheduled Principal Balance Principal        1,427,981.22
                                 Prepayment in Full
                                 Scheduled Principal Balance Liquidated         253,820.31
                                 Contracts
                                 Scheduled Principal Balance Repurchase               0.00

(g)         Class II A Interest                                                                                1,171,835.55
            Distribution
            Class II A Interest                                                                                        0.00
            Interest
            Shortfall

(h)         Class I A Pass Through                                                                                6.635000%
            Rate
            Class II A Pass Through                                                                               5.498750%
            Rate

(i)         Monthly Servicing Fee                                                                                585,217.91

(j)         Delinquency                                                          # of                          Prin. Balance
                                                                               Contracts
                                                                             -------------                  -------------------
                                 a) One Monthly                                        194                     7,131,822.19
                                 Payment Delinquent
                                 b) Two Monthly                                         11                       406,808.16
                                 Payments
                                 c) Three or more                                       13                       595,518.74
                                 Monthly Payments                                  -------                     ------------
                                                                                       218                     8,134,149.09
                                                                                   =======                     ============


(k)         Repurchased          Contract Number                Repurchase                     Difference Paid by
            Contracts                                           Price                          Seller
                                                                ----------                     -----------------------
                                                                      0.00                                        0.00
                                                                ----------                     -----------------------
                                 Total Repurchases                    0.00                                        0.00
                                                                ==========                     =======================

(l)         Repossessions or                                      Number                           Actual Balance
            Foreclosures
                                                                ----------                     -----------------------
                                                            BOP        120                             $  4,169,441.83
                                                  Repossessions
                                                           Plus         62                                2,137,855.62
                                       Repossessions this Month
                                                           Less        -28                                ($922,011.79)
                                            Liquidations
                                                               -----------                     -----------------------
                                                            EOP        154                             $  5,385,285.66
                                                  Repossessions
                                                               ===========                     =======================

(m)         Group I Enhancement                                                                                   0.00
            Payment
            Group II Enhancement                                                                                  0.00
            Payment

(n)         Monthly Advance Group                                                                                 0.00
            I
            Outstanding Amount Advanced                                                                           0.00
            Group I
            Monthly Advance Group                                                                                 0.00
            II
            Outstanding Amount Advanced                                                                           0.00
            Group II

(o)         Group I Deposit to                                                                                    0.00
            Special Account
            Group II Deposit to                                                                                   0.00
            Special Account

(p)         Amount Distributed to Class R                                                                   342,635.48
            Certificateholders

(q)         Net Weighted Average Contract                                                                         9.45%
            Rate Group I
            Net Weighted Average Contract                                                                         8.26%
            Rate Group II

( r)        Group I Pool Principal Balance                                                                   96.089583%
            percentage
            Group II Pool Principal Balance                                                                  95.155272%
            percentage

(s)         Aggregate Deficiency                                                                                  0.00
            Amounts
            Servicer Deficiency Amounts                                                                           0.00
            received

(t)         Net Funds Carryover Amount paid to Class II A                                                         0.00
            Certificateholders
            Net Funds Carryover Amount                                                                            0.00
            remaining
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